                                                                  EXHIBIT 10.27

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


ADFORCE-TM- SERVICE                                      Web Publisher Agreement
--------------------------------------------------------------------------------

This service agreement for the AdForce service (the "Agreement") is entered into between IMGIS, Inc., a California corporation ("IMGIS"), with offices at 10101 N. DeAnza Blvd., Suite 210, Cupertino, CA 95014 and Netscape Communications, Inc., with offices at 501 East Middlefield Road, Mountain View, CA 94043 ("COMPANY").

1. ADFORCE SERVICE DEFINITION. The AdForce service is an Internet advertising administration system that allow COMPANY to manage advertising on its Web site or similar on-line service. As part of the AdForce service, IMGIS will provide COMPANY with the AdForce "client" software application ("Application Software"), with which COMPANY will be able to (a) generate ad tags, (b) schedule advertising to run in the online environments with which COMPANY places those ad tags and (c) generate reports on such advertising. In addition, IMGIS will maintain an AdForce server complex from which IMGIS will electronically deliver advertising scheduled by COMPANY to the online environments containing the ad tags placed by COMPANY. The delivery of "Impressions," defined as the transmission of advertisements by AdForce to an AdForce ad tag, will be verified by monthly third-party audits of the AdForce service, conducted by the Audit Bureau of Verification Services, Inc. or another third party chosen by IMGIS. This audit is included in all levels of the AdForce service. Each level of the AdForce service includes targeting features as listed in Exhibit B. All levels of the AdForce service include a suite of standard reports available in the AdForce system and listed in Exhibit B, but do not include custom reports requested by COMPANY. Features added to the AdForce service in the future will, at the sole discretion of IMGIS, be considered part of one of the following levels of AdForce service covered in this Agreement, or be considered part of other AdForce services and subject to additional fees.

2. LEVELS OF ADFORCE SERVICE. ADFORCE BASIC is defined to include the functionality described in section 1, as well as telephone customer support from the hours of 6am to 6pm Pacific Time, Monday-Friday, excluding major holidays. ADFORCE GOLD is defined to include the functionality of ADFORCE BASIC, in addition to 24-hour-a-day access to IMGIS technical support via phone and pager. ADFORCE PLATINUM is defined to include the functionality of ADFORCE GOLD, in addition to full-service scheduling of COMPANY'S advertising campaigns by IMGIS personnel. Pricing for the each level of service is detailed in Exhibit
     A. In addition, ADFORCE has agreed to place a Client Services representative on-site at Netscape offices for a minimum of 45 days.

3. OBLIGATIONS OF COMPANY. COMPANY agrees to implement the ad tags as described in the AdForce User Guide and Help documentation. If COMPANY chooses the ADFORCE PLATINUM level of service, it agrees to supply IMGIS with the information necessary to schedule COMPANY's ad campaigns at least [*] in advance of campaign initiation. Should the average file size of COMPANY's advertisements exceed [*], as determined by IMGIS on a monthly basis, COMPANY agrees to pay the incremental fee listed in Exhibit A to compensate for higher bandwidth costs. COMPANY agrees to provide IMGIS with volume forecasts of Impressions to be delivered using the AdForce service.

4. OWNERSHIP/LIMITATIONS ON USE. Subject to the terms and conditions of this Agreement, IMGIS hereby grants to COMPANY, contingent on timely payment of monies due to IMGIS, a non-exclusive, non-transferable license for the term of this Agreement to use the Application Software in connection with the AdForce service. IMGIS shall have the sole and exclusive ownership of all right, title and interest in and to the Application Software and the AdForce service, any enhancements thereto and in any materials and data provided to COMPANY by IMGIS. COMPANY may not sublicense the AdForce service. COMPANY may not copy, modify, alter, sell, distribute or sublicense the Application Software or reverse assemble, reverse compile or otherwise attempt by any other method to create or derive the source programs of the AdForce service or the Application Software, nor authorize or contract with third parties to do the same. During the course of delivering advertising to visitors to COMPANY's site, IMGIS will collect and maintain information necessary to target advertising, including but not limited to the user's IP address, cookie, browser type and operating system, as well as the time, date and ad tag of the request. Although IMGIS owns the right to use or grant use of this information, it will provide COMPANY with the ability to run any reports considered part of COMPANY's selected level of service.

5. CONFIDENTIALITY. It is agreed that any COMPANY passwords to AdForce, AdForce user guides, the AdForce Application Software, and the AdForce "help" documentation, whether on-line or in printed form, are confidential. It is also agreed that any account information input into the AdForce service by COMPANY, such as advertiser contact and billing information, is confidential. Such information shall not be used, disclosed or reproduced by the other party without the consent of the party providing said information, except for any information, data or material which: (a) at the time of disclosure to the receiving party was known or in the possession of the receiving party; (b) is independently developed by the receiving party; (c) is generally available to the public without any breach of this Agreement. Each party will disclose the other party's Confidential Information only to employees who need to know it to perform under this Agreement and who are bound by the terms of this Agreement. Each party will return or destroy all copies of the other party's Confidential Information when this Agreement is terminated except for data resident with the AdForce system. Confidential Information includes information about R&D, manufacturing, products, business plans, customers, user information (including but not limited to identifying users), finances, or personal and other information, identified as confidential by a party at the time it is disclosed. It is also agreed that any information regarding COMPANY's specific activity levels, pricing, performances or any other data specific to COMPANY's activity levels is confidential and will be treated as such by IMGIS.

6. INDEMNIFICATION. (a) Subject to subsection (b), COMPANY shall indemnify and hold harmless IMGIS from any liability and damages and costs (including reasonable costs and attorney's fees) arising out of or relating to advertising placed by COMPANY using the AdForce service, including, without limitation, content, libel, invasion of privacy, and rights of publicity, provided that: (1) IMGIS promptly notifies COMPANY of such claims; (ii) COMPANY has sole control over the defense and settlement of such claims and is not responsible for any settlement that it does not approve in writing; and (iii) IMGIS renders all reasonable assistance required; (iv) COMPANY has properly represented the capabilities of the AdForce service and the Application Software, (b) IMGIS shall indemnify and hold harmless COMPANY from any third party claims and liabilities for infringement arising out of or relating to COMPANY's use of the Application Software and the AdForce Service pursuant to this Agreement, provided that: (i) COMPANY promptly notifies IMGIS of such claims; (ii) IMGIS has sole control of the defense and settlement of such claims and is not responsible for any


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ADFORCE-TM- SERVICE                                      Web Publisher Agreement
--------------------------------------------------------------------------------

     settlement that it does not approve in writing; and (iii) COMPANY renders all assistance required. If an injunction is entered against COMPANY's use of the Application Software, IMGIS will, at its option,
     (A) obtain a license permitting such use, (B) modify the Application Software to avoid the infringement, or (C) if it cannot reasonably do either of the foregoing, terminate COMPANY's license to the Application Software.

7. WARRANTY. COMPANY warrants that COMPANY is free to enter into this Agreement and that this Agreement constitutes the valid and binding obligation of COMPANY, enforceable in accordance with its terms. IMGIS represents and warrants that IMGIS is free to enter into and perform this Agreement and, except for events beyond IMGIS' control including but not limited to Internet access outages and other events of force majeure, (a) the AdForce service will materially conform to the functionality described in section 1, (b) IMGIS either owns, has, or will otherwise acquire the right (and will, during the term hereof maintain such right) to use all hardware and software components of the AdForce service and will not infringe on any right or interest (intellectual property or otherwise) of any third party.

     EXCEPT AS SPECIFIED IN THIS SECTION, IMGIS HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY AND ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT, IN CONNECTION WITH THIS AGREEMENT.

8. LIABILITY. NEITHER PARTY WILL BE LIABLE FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL OR EXEMPLARY DAMAGES, EVEN IF IT HAS BEEN WARNED OF THE POSSIBILITY OF SUCH DAMAGES.

9. TERMINATION. COMPANY shall select the term and level of service for this Agreement in Section 12, and shall indicate such selection by authorized initial next to the desired term and level of service.
     Either party may terminate the Agreement if the other party fails to perform any of its obligations in any material respect, and such failure continues for a period of thirty (30) days after receipt by the breaching party of written notice from the non-breaching party specifying such default. Either party may terminate this Agreement in the event that the other party ceases to do business, undergoes a bankruptcy or insolvency proceeding, or an assignment for the benefit of creditors. Upon the expiration or termination of the Agreement for any reason, the parties will return all Confidential Information of the other party in their possession. All accrued payment obligations of COMPANY shall survive expiration or termination of the Agreement, as shall the parties' rights and obligations under Sections 4 through 9, as well as sections 11 through 13.

10. ASSIGNMENT. This Agreement is not assignable or transferable by either party without the prior written consent of the other party, except that a party may assign the Agreement by operation of law.

11. PAYMENT TERMS. COMPANY shall pay to IMGIS the dollar amounts determined from the pricing schedule set forth in Exhibit A, within 30 days from date of invoice. All payments to IMGIS shall be remitted in U.S. Dollars. Fees for the AdForce service are subject to change at the expiration of the initial term and upon renewal of this Agreement.

12. TERM AND LEVEL OF SERVICE. COMPANY shall select the term and level of service by initializing the desired term and level of service;

                 TERM                                 LEVEL OF SERVICE
     ----------------------------            ---------------------------------

     ____________ / / 30-day term            ____________ / / AdForce Basic
      (Initial)                               (Initial)

     ____________ /X/ 90-day term            ____________ / / AdForce Gold
      (Initial)                               (Initial)

                                             ____________ /X/ AdForce Platinum
                                              (Initial)

     The term shall commence on the Effective Date indicated below and shall automatically renew unless, prior to the end of the term, written notice is received of the intent to terminate. COMPANY agrees to pay IMGIS for all Impressions delivered through the AdForce service, according to the pricing schedule in Exhibit A, subject to change upon renewal of this Agreement.

13. GENERAL. This Agreement is the complete and exclusive statement of the mutual understanding of the parties and supersedes and cancels all previous written and oral agreements and communications relating to the subject matter of this Agreement. No failure or delay in exercising any right hereunder will operate as a waiver thereof, nor will any partial exercise of any right or power hereunder preclude further exercise. Any waivers or amendments shall be effective only if made in writing. If any provision of this Agreement shall be adjudged by any court of competent jurisdiction to be unenforceable or invalid, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable. This Agreement shall be governed by the law of the State of California without regard to the conflicts of law provisions thereof. The prevailing party in any action to enforce this Agreement will be entitled to recover its attorney's fees and costs in connection with such action. Nothing contained herein shall be construed as establishing a partnership, joint venture, employment or other business relationship between the parties hereto other than that of independent contractors. This Agreement may be executed in counterparts.

ADFORCE-TM- SERVICE                                     Web Publisher Agreement
-------------------------------------------------------------------------------


IN WITNESS WHEREOF, the parties have executed this Agreement as of: August 1, 1999 (Effective Date).

By:         /s/ Mike Homer
            --------------------------------------
Print Name: Mike Homer
            --------------------------------------
Title:      GM. SVP Netcenter
            --------------------------------------
Company:    Netscape Communications, Inc. (COMPANY)
            --------------------------------------

Accepted: /s/ Charles W. Berger
          -------------------------
Name:     Charles W. Berger
          -------------------------
Title:    Chairman & CEO
          -------------------------
Company:  IMGIS, Inc. (IMGIS)
          -------------------------



REVIEWED BY
NETSCAPE LEGAL

Initial   /s/ LW
          -----------

ADFORCE-TM- SERVICE                                     Web Publisher Agreement
-------------------------------------------------------------------------------

                                   Exhibit A
                                   ---------


Netscape Rate for AdForce Platinum Service beginning August 1, 1998 through October 31, 1998 is as follows:

    -----------------------------------------------------------------------
         Banners***        [*]          [*]
    -----------------------------------------------------------------------
         Premiers          [*]          [*]
    -----------------------------------------------------------------------
    Spotlights/Buttons     [*]          [*]
    -----------------------------------------------------------------------
        Text Links         [*]          [*]
    -----------------------------------------------------------------------

- A surcharge of [*] will be applied if the average size of advertisements over a 30-day period is greater than [*], and an additional [*] will be charged for each additional [*] over [*].

-   Custom reports can be designed for an extra charge

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ADFORCE -TM- SERVICE                                    WEB PUBLISHER AGREEMENT
-------------------------------------------------------------------------------

                                   EXHIBIT B


ADFORCE TARGETING

All levels of the AdForce service include targeting on the following parameters, when AdForce databases allow the parameter to be resolved:

- BROWSER TYPE--Different campaigns can be delivered to visitors with different browsers.

- OPERATING SYSTEM--Different campaigns can be delivered to visitors with different operating systems

- DOMAIN TYPE--Different campaigns can be delivered to visitors from different domains (i.e. .com or .edu)

- SERVICE PROVIDER--Different campaigns can be delivered to visitors with different Internet service providers.

- TELEPHONE AREA CODE--Different campaigns can be delivered to visitors in different area codes.

- SIC CODE--Different campaigns can be delivered to visitors working for companies with different SIC codes.

- COUNTRY--Different campaigns can be delivered to visitors from different countries.

- FREQUENCY--An advertisement can be shown no more than a specified number of times to each visitor.

- SEQUENCE--A series of advertisements can be shown in sequence to a visitor.

- KEYWORDS--Advertisements can be targeted on the basis of a word or phrase typed by a visitor.

- SITE DATA--Ads can be targeted on the basis of data in a site's database (i.e. with registered users)

- DAY/DATE/TIME OF DAY--Ads can be scheduled to run during specific times and on specific days.

- CONTENT AREA--Ads can be targeted to a specific area of a site.

There may be additional charges for additional targeting parameters added in the future, as well as for customization of the targeting algorithms for keywords and site data.

ADFORCE REPORTING

The following reports are currently available with all levels of the AdForce service:

  NETWORK REPORTS                           WEBSITE REPORTS                  ADVERTISER REPORTS
----------------------------------------------------------------------------------------------------------
Daily Campaign Details                  Activity by Advertiser           Campaign On-line Summary
Daily Campaign Summary                  Activity by Area Code            Summary by Area Code
Monthly Billing Report                  Activity by Browser              Summary by Banner
Summary by Advertiser                   Activity by Content Unit         Summary by Browser
Summary by Area Code                    Activity by Country              Summary by Category
Summary by Browser                      Activity by Date                 Summary by Country
Summary by Category                     Activity by Domain               Summary by Date
Summary by Country                      Activity by Keyword              Summary by Domain
Summary by Date                         Activity by Hour                 Summary by Hour
Summary by Domain                       Activity by Operating System     Summary by Operating System
Summary by Hour                         Activity by Pay Type             Summary by Service Provider
Summary by Operating System             Activity by Service Provider     Summary by SIC Code
Summary by Payment Type                 Activity by SIC Code             Summary by Website
Summary by Service Provider             Website Revenue                  Campaign Summary
Summary by SIC Code                                                      Monthly Billing Report
Summary by Website
Website Revenue

There will be additional charges for reports customized or designed to COMPANY's specifications. There may also be additional charges for reports added in the future.